Exhibit 99.3
FIRST UNION

CAPITAL MARKETS GROUP
ONE FIRST UNION CENTER
CHARLOTTE, NORTH CAROLINA 28288


                                  FIRST UNION
                             CAPITAL MARKETS GROUP
                             ONE FIRST UNION CENTER
                        CHARLOTTE, NORTH CAROLINA 28288


                               DERIVED INFORMATION


                     $165,000,000 CERTIFICATES (APPROXIMATE)



                          THE MONEY STORE TRUST 1998-A

               HOME IMPROVEMENT LOAN BACKED SECURITIES (POOL III)


                              The Money Store, Inc.
                         as Representative and Servicer

SECURITIES OFFERED:

TO MATURITY:

------------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.     Estimated   Prin. Pmt.    Expected      Stated       Expected
                   Approx.        % of                    Expected    WAL/MDUR     Window        Final        Final        Ratings
 Certificates     Size ($)        Total      Benchmark    Price       (yrs)       (months)     Maturity     Maturity       S&P/Fitch
------------------------------------------------------------------------------------------------------------------------------------
Class A-1 (1)     $55,523,000    33.650%      Curve      99.99286     0.85/0.80       1-21     12/15/99      7/15/07      AAA/AAA
Class A-2 (1)     $12,685,000     7.688%    2 Yr Tsy     99.99626     2.00/1.82      21-28      7/15/00      6/15/09      AAA/AAA
Class A-3 (1)     $29,307,000    17.762%    3 Yr Tsy     99.97861     3.00/2.64      28-51      6/15/02      8/15/12      AAA/AAA
Class A-4 (1)     $10,406,000     6.307%    5 Yr Tsy     99.96452     5.08/4.18      51-74      5/15/04     10/15/15      AAA/AAA
Class A-5 (1)     $18,510,000    11.218%      Curve      99.95991     9.86/6.67     74-232      7/15/17      5/15/30      AAA/AAA
Class M-1
  (1)             $12,375,000     7.500%      Curve      99.98764     7.47/5.36     42-219      6/15/16      5/15/30       AA/AA+
Class M-2
  (1)             $12,581,000     7.625%      Curve      99.95560     7.45/5.31     42-209      8/15/15      5/15/30        A/A
Class B
  (1)             $13,613,000     8.250%      Curve      99.96682     7.37/5.17     42-194      5/15/14      5/15/30      BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------


TO 10% CALL (2):

------------------------------------------------------------------------------------------------------------------------------------
                                                          Approx.     Estimated    Prin. Pmt.   Expected      Stated       Expected
                 Approx.         % of                     Expected    WAL/MDUR      Window      Final         Final        Ratings
Certificates     Size ($)        Total      Benchmark     Price       (yrs)        (months)     Maturity     Maturity      S&P/Fitch
------------------------------------------------------------------------------------------------------------------------------------
Class A-5 (1)    $18,510,000    11.218%     Curve         99.92476     7.66/5.69      74-97     4/15/06      5/15/30      AAA/AAA
Class M-1 (1)    $12,375,000     7.500%     Curve         99.96119     6.29/4.83      42-97     4/15/06      5/15/30      AA/AA+
Class M-2 (1)    $12,581,000     7.625%     Curve         99.93216     6.29/4.79      42-97     4/15/06      5/15/30        A/A
Class B (1)      $13,613,000     8.250%     Curve         99.94229     6.29/4.71      42-97     4/15/06      5/15/30      BBB/BBB
------------------------------------------------------------------------------------------------------------------------------------


(1)  PREPAYMENTS ARE 1.7% CPR IN MONTH ONE INCREASING BY 1.7% CPR EACH MONTH TO
     17% CPR BY MONTH 10, REMAINING AT 17% CPR SUBSEQUENT TO MONTH 10 ("17%
     HEP").

(2)  ASSUMES THAT POOL I FIXED RATE LOANS ARE RUN AT 24% HEP AND POOL II ARMS
     ARE RUN AT 26% CPR.

SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS
TO MATURITY

------------------------------------------------------------------------------------------------------------------------------
% HEP                               10.0%          12.0%          14.0%         17.0%          20.0%           25.0%     30.0%

CLASS A-1
Avg. Life (yrs.)                     1.21           1.07           0.97          0.85           0.76            0.66      0.59
Mod Duration (yrs)                   1.11           0.99            0.9           0.8           0.72            0.63      0.56
Window (begin-end) (mths)            1-32           1-28           1-25          1-21           1-19            1-16      1-14
Expected Final Maturity          11/15/00        7/15/00        4/15/00      12/15/99       10/15/99         7/15/99   5/15/99
Yield @ 99.99286%                   6.269          6.243          6.218         6.183           6.15             6.1     6.054

CLASS A-2
Avg. Life (yrs.)                     3.05           2.65           2.35             2           1.74            1.44      1.22
Mod Duration (yrs)                   2.69           2.37           2.12          1.82            1.6            1.33      1.14
Window (begin-end) (mths)           32-42          28-37          25-32         21-28          19-24           16-20     14-17
Expected Final Maturity           9/15/01        4/15/01       11/15/00       7/15/00        3/15/00        11/15/99   8/15/99
Yield @ 99.99626%                   6.253          6.241          6.229         6.211          6.193           6.163     6.133

CLASS A-3
Avg. Life (yrs.)                     4.57           3.99           3.53             3            2.6             2.1      1.77
Mod Duration (yrs)                   3.84           3.41           3.06          2.64           2.32             1.9      1.62
Window (begin-end) (mths)           42-76          37-67          32-59         28-51          24-44           20-32     17-27
Expected Final Maturity           7/15/04       10/15/03        2/15/03       6/15/02       11/15/01        11/15/00   6/15/00
Yield @ 99.97861%                   6.335          6.328           6.32         6.309          6.297           6.276     6.256

CLASS A-4
Avg. Life (yrs.)                     7.59            6.7           5.96          5.08            4.4            3.05      2.39
Mod Duration (yrs)                   5.79           5.25           4.78          4.18            3.7            2.67      2.14
Window (begin-end) (mths)          76-108          67-96          59-86         51-74          44-64           32-52     27-31
Expected Final Maturity           3/15/07        3/15/06        5/15/05       5/15/04        7/15/03         7/15/02  10/15/00
Yield @ 99.96452%                   6.561          6.558          6.553         6.547           6.54           6.518     6.497

CLASS A-5
Avg. Life (yrs.)                    13.56          12.34          11.25          9.86            8.7            7.17       5.1
Mod Duration (yrs)                   8.23           7.75            7.3          6.67           6.11            5.29      3.95
Window (begin-end) (mths)         108-280         96-269         86-254        74-232         64-215          52-183    31-158
Expected Final Maturity           7/15/21        8/15/20        5/15/19       7/15/17        2/15/16         6/15/13   5/15/11
Yield @ 99.95991%                   7.239          7.237          7.235         7.232          7.229           7.223     7.207

CLASS M-1
Avg. Life (yrs.)                    10.55            9.5            8.6          7.47           6.55            5.62      5.52
Mod Duration (yrs)                   6.87           6.39           5.94          5.36           4.85            4.34      4.34
Window (begin-end) (mths)          63-267         55-252         49-235        42-219         37-199          43-168    50-144
Expected Final Maturity           6/15/20        3/15/19       10/15/17       6/15/16       10/15/14         3/15/12   3/15/10
Yield @ 99.98764%                    7.27          7.267          7.264         7.259          7.254           7.247     7.247
------------------------------------------------------------------------------------------------------------------------------

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

TO MATURITY:

------------------------------------------------------------------------------------------------------------------------------------
% HEP                           10.0%          12.0%         14.0%          17.0%          20.0%         25.0%            30.0%

CLASS M-2
Avg. Life (yrs.)                10.52          9.48          8.58           7.45           6.53          5.49              4.96
Mod Duration (yrs)              6.8            6.32          5.89           5.31           4.81          4.22              3.93
Window (begin-end) (mths)       63-258         55-240        49-228         42-209         37-189        40-159          43-136
Expected Final Maturity         9/15/19        3/15/18       3/15/17        8/15/15        12/15/13      6/15/11        7/15/09
Yield @ 99.95560%               7.469          7.466         7.463          7.459          7.454         7.447            7.443

CLASS B
Avg. Life (yrs.)                10.46          9.41          8.5            7.37           6.46          5.37              4.71
Mod Duration (yrs)              6.59           6.14          5.72           5.17           4.69          4.08              3.7
Window (begin-end) (mths)       63-240         55-228        49-216         42-194         37-173        38-146         38-124
Expected Final Maturity         3/15/18        3/15/17       3/15/16        5/15/14        8/15/12       5/15/10       7/15/08
Yield @ 99.96682%               8.021          8.017         8.014          8.009          8.004         7.995           7.988
--------------------------------------------------------------------------------------------------------------------------------

TO 10% CLEANUP CALL

--------------------------------------------------------------------------------------------------------------------------------
% HEP                           10.0%         12.0%          14.0%         17.0%          20.0%          25.0%              30.0%

CLASS A-5
Avg. Life (yrs.)                8.71          8.44           8.1           7.66           7.12           6.33               4.66
Mod Duration (yrs)              6.26          6.12           5.94          5.69           5.37           4.88               3.72
Window (begin-end) (mths)       105-105       96-102         86-99         74-97          64-94          52-92             31-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.92476%               7.235         7.235          7.233         7.232          7.23           7.226             7.213

CLASS M-1
Avg. Life (yrs.)                7.92          7.4            6.9           6.29           5.71           5.18                5.3
Mod Duration (yrs)              5.81          5.5            5.21          4.83           4.46           4.12               4.23
Window (begin-end) (mths)       63-105        55-102         49-99         42-97          37-94          43-92             50-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.96119%               7.267         7.265          7.263         7.259          7.255          7.25              7.252

CLASS M-2
Avg. Life (yrs.)                7.92          7.4            6.9           6.29           5.71           5.07               4.76
Mod Duration (yrs)              5.76          5.46           5.17          4.79           4.43           4.02               3.83
Window (begin-end) (mths)       63-105        55-102         49-99         42-97          37-94          40-92             43-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.93216%               7.467         7.465          7.462         7.459          7.455          7.45              7.447

CLASS B
Avg. Life (yrs.)                7.92          7.4            6.9           6.29           5.71           5.02               4.56
Mod Duration (yrs)              5.64          5.35           5.07          4.71           4.35           3.91               3.62
Window (begin-end) (mths)       63-105        55-102         49-99         42-97          37-94          38-92             38-90
Expected Final Maturity         12/15/06      9/15/06        6/15/06       4/15/06        1/15/06        11/15/05        9/15/05
Yield @ 99.94229%               8.018         8.015          8.013         8.009          8.005          7.998             7.993
--------------------------------------------------------------------------------------------------------------------------------

COLLATERAL SUMMARY

Collateral statistics for the Initial Loans are listed below as of the CUT-OFF DATE.

                                  INITIAL LOANS

Total Number of Loans                                                   6,726
TOTAL OUTSTANDING LOAN BALANCE                                $124,302,691.64
   BALLOON (% OF TOTAL)                                                  0.00%
   LEVEL PAY (% OF TOTAL)                                              100.00%
AVERAGE LOAN PRINCIPAL BALANCE                                        $18,481
WEIGHTED AVERAGE COUPON                                                 12.97%
WEIGHTED AVERAGE ORIGINAL TERM (MTHS)                                  222.89
RANGE OF ORIGINAL TERMS                                    24 - 60:      1.87%
                                                           61 - 120:    13.09%
                                                          121 - 180:    23.40%
                                                          181 - 240:    32.99%
                                                          241 - 300:    28.65%
WEIGHTED AVERAGE REMAINING TERM (MTHS)                                 220.53
WEIGHTED AVERAGE FICO                                                     635
FICO RANGES                                                Unknown:      2.89%
                                                            * 560:      10.82%
                                                         561 - 580:      7.66%
                                                         581 - 600:      9.98%
                                                          601 - 620:    11.70%
                                                          621 - 640:    13.69%
                                                          641 - 660:    12.53%
                                                           661 - 680:    9.27%
                                                           681 - 700:    6.82%
                                                           701 - 720:    4.59%
                                                              721 +:    10.06%
WEIGHTED AVERAGE CLTV                                                   82.23%
JUNIOR MORTGAGE RATIO                                                   23.30%
LIEN POSITION (FIRST/SECOND/THIRD)                     6.78% / 83.11% / 10.11%

* = Less than.

Collateral statistics for the Initial Loans are listed below as of the CUT-OFF DATE.


                                  INITIAL LOANS

Property Type

        SINGLE FAMILY                                         94.26%
        2-4 FAMILY                                             2.03%
        CONDO                                                  2.06%
        OTHER                                                  1.64%

OCCUPANCY STATUS

        OWNER OCCUPIED                                        98.36%
        INVESTMENT/SECOND HOME                         1.48% / 0.15%

GEOGRAPHIC DISTRIBUTION                                CA:    30.48%
other states account individually for less than       IL:      6.54%
4% of principal balance                               FL:      5.66%
PRODUCT TYPE

       FHA INSURED HOME IMPROVEMENTS                          20.24%
       CONVENTIONAL HOME IMPROVEMENTS                         79.76%
DELINQUENCY

       CURRENT                                                99.52%
       30 - 59 DAYS                                            0.48%